UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 8, 2018 (May 2, 2018)

GENERAL DYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia	22042-4513
(Address of Principal Executive Offices)	(Zip Code)
(703) 876-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The voting results for matters submitted to the company’s shareholders for consideration at the Annual Meeting held on May 2, 2018, are set forth below.

In an uncontested election, each of the following nominees was elected to the Board of Directors according to the following votes:

	For	Against	Abstain	Broker Non-Votes
James S. Crown	238,078,937	9,433,371	3,196,059	25,827,355
Rudy F. deLeon	246,480,384	3,973,265	254,718	25,827,355
Lester L. Lyles	247,544,095	2,920,239	244,033	25,827,355
Mark M. Malcolm	248,875,487	1,581,430	251,450	25,827,355
Phebe N. Novakovic	246,616,749	3,563,606	528,012	25,827,355
C. Howard Nye	243,713,124	6,724,794	270,449	25,827,355
William A. Osborn	245,507,835	4,955,648	244,884	25,827,355
Catherine B. Reynolds	248,852,116	1,627,009	229,242	25,827,355
Laura J. Schumacher	246,494,350	3,978,415	235,602	25,827,355
Peter A. Wall	248,875,956	1,578,004	254,407	25,827,355

The results of voting on Proposals 2 through 4 (as numbered in the company’s 2018 Proxy Statement) were as follows:

Proposal 2. Shareholders approved the selection of KPMG LLP as the company’s independent auditors for 2018.

	For	Against	Abstain	Broker Non-Votes
Approval of KPMG as Independent Auditors	274,198,146	2,059,272	278,304	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2018 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to approve Executive Compensation	171,227,037	78,990,264	491,066	25,827,355

Proposal 4. Shareholders rejected a shareholder proposal requesting that the board take steps necessary to amend the company’s bylaws and each appropriate governing document to give holders of 10% of the company’s outstanding common stock the power to call a special shareholder meeting.

	For	Against	Abstain	Broker Non-Votes
Shareholder Proposal with regard to Special Shareholder Meetings	102,566,754	147,573,342	568,271	25,827,355

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: May 8, 2018